Exhibit 10.11

EXECUTION VERSION

SECOND LIEN TRADEMARK SECURITY AGREEMENT

This SECOND LIEN INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Second Lien IP Security Agreement”), dated as of October 22, 2018, between the Person listed on the signature pages hereof (the “Grantor”), and MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent for the Second Lien Secured Parties (in such capacity, together with its successors, assigns, designees and sub-agents in such capacity, the “Collateral Agent”).

A.    Capitalized terms used herein and not otherwise defined herein (including terms used in the preamble and the recitals) shall have the meanings assigned to such terms in the Second Lien Security Agreement, dated as of October 22, 2018 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Second Lien Security Agreement”) among GLOBE INTERMEDIATE CORP., a Delaware corporation, GOBP HOLDINGS, INC., a Delaware corporation (the “Borrower”), each of the subsidiaries of the Borrower listed on Annex A thereto or that becomes a party thereto pursuant to Section 7.13 thereof and the Collateral Agent.

B.    The rules of construction and other interpretive provisions specified in Second Lien Sections 1.2, 1.5, 1.6, 1.7, 1.8 and 1.11 of the Second Lien Credit Agreement shall apply to this Second Lien Trademark Security Agreement, including terms defined in the preamble and recitals hereto.

C.    Pursuant to Section 4.4(e) of the Second Lien Security Agreement, the Grantor has agreed to execute or otherwise authenticate and deliver this Second Lien Trademark Security Agreement for recording the Security Interest granted under the Second Lien Security Agreement to the Collateral Agent in such Grantor’s U.S. Recordable Intellectual Property with the United States Patent and Trademark Office (“USPTO”).

Accordingly, the Collateral Agent and the Grantor agree as follows:

SECTION 1.    Grant of Security The Grantor hereby grants to the Collateral Agent for the benefit of the Second Lien Secured Parties a security interest (subject only to Liens permitted under each of the Credit Agreement and any Additional Second Lien Agreement) in all of such Grantor’s right, title and interest in and to the following (collectively, the “Collateral”):

(i)    the United States trademark and service mark registrations and applications and exclusive licenses thereof set forth in Schedule A hereto (provided that no security interest shall be granted in any “intent-to-use” trademark application filed with the USPTO prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto), including all goodwill associated therewith or symbolized thereby (the “Trademarks”);

(ii)    all reissues, divisionals, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing;

(iii)    all rights to sue at law or in equity for any past, present, or future infringement, misappropriation, dilution, violation, misuse or other impairment of or unfair competition with any of the foregoing, and to receive and collect injunctive or other equitable relief and damages and compensation; and

(iv)    all rights to receive and collect Proceeds from any of the foregoing.

SECTION 2.    Recordation. The Grantor authorizes and requests that the Commissioner for Trademarks and any other applicable governmental officer located in the United States to record this Second Lien Trademark Security Agreement.

SECTION 3.    Grants, Rights and Remedies. This Second Lien Trademark Security Agreement has been entered into in conjunction with the provisions of the Second Lien Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Second Lien Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Second Lien Trademark Security Agreement and the terms of the Second Lien Security Agreement, the terms of the Second Lien Security Agreement shall govern.

SECTION 4.    Counterparts. This Second Lien Trademark Security Agreement may be executed by one or more of the parties to this Second Lien IP Security Agreement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e. a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 5.    GOVERNING LAW. THIS SECOND LIEN IP SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.    Severability. Any provision of this Second Lien IP Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.    Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 7.2 of the Second Lien Security Agreement. All communications and notices hereunder to the Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 13.2 of the Second Lien Credit Agreement (whether or not then in effect).

IN WITNESS WHEREOF, the Grantor and the Collateral Agent have duly executed this Second Lien Trademark Security Agreement as of the day and year first above written.

GROCERY OUTLET INC.

By:	/s/ Charles Bracher
	Name:	Charles Bracher
	Title:	Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By:	/s/ Brendan MacBride
	Name:	Brendan MacBride
	Title:	Authorized Signatory

SCHEDULE A TO THE

SECOND LIEN TRADEMARK PROPERTY

SECURITY AGREEMENT

UNITED STATES TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark[1]	App. No.	Trademark No.	Owner
AMELIA’S	85509370	4190703	Grocery Outlet Inc.

AMELIA’S GROCERY OUTLET	85509375	4205087	Grocery Outlet Inc.

BARGAIN MINUTE	85808393	4518765	Grocery Outlet Inc.

BARGAINOMICS	87213160	5313378	Grocery Outlet, Inc.

BARGAINS ON BRANDS YOU TRUST!	78424125	2964247	Grocery Outlet Inc.

BEN SAVEN	85597891	4249974	Grocery Outlet Inc.

BIG BRANDS. LITTLE PRICES.	85505693	4190431	Grocery Outlet Inc.

CANNED FOODS GROCERY OUTLETS	77699947	3701241	Grocery Outlet Inc.

DOUG	85597895	4249975	Grocery Outlet Inc.

ECO-FRUGAL	77867458	4112260	Grocery Outlet Inc.

FRUGAL FRIENDS	85597910	4245918	Grocery Outlet Inc.

	86135411	4769584	Grocery Outlet Inc.

GROCERY OUTLET BARGAIN MARKET	86532165	4888093	Grocery Outlet Inc.

GROCERY OUTLET BARGAIN MARKET	77561753	3604714	Grocery Outlet Inc.

	86032740	4479224	Grocery Outlet Inc.

	87108931	N/A	Grocery Outlet Inc.

GROCERY OUTLET BARGAINS ONLY!	76314254	2715156	Grocery Outlet Inc.

	78143358	2775580	Grocery Outlet Inc.

HARVEST DAY	78832121	3782829	Grocery Outlet, Inc.

HARVEST DAY	87164529	5325344	Grocery Outlet, Inc.

INDEPENDENCE FROM HUNGER	85410590	4135086	Grocery Outlet Inc.

INDEPENDENCE FROM HUNGER	85410597	4135088	Grocery Outlet Inc.

[1]

Grantors have abandoned the following trademark registrations and make no representations, warranties, or covenants under the First Lien Security Agreement, First Lien Credit Agreement, Second Lien Security Agreement or the Second Lien Credit Agreement with respect to such trademark registrations: Registration No. 4190703 and Registration No. 4205087.

Trademark[1]	App. No.	Trademark No.	Owner
LADY LEE	78831598	3779585	Grocery Outlet, Inc.

LOIS PRICES	85597916	4249976	Grocery Outlet Inc.

NOSH	85128472	4247576	Grocery Outlet Inc.

NOSH	86780435	5067165	Grocery Outlet Inc.

	86795040	5093914	Grocery Outlet Inc.

	86795037	5093913	Grocery Outlet Inc.

OVERSHOP. UNDERSPEND.	77856328	3802978	Grocery Outlet Inc.

TAMMY UNDERSPEND	85597923	4249977	Grocery Outlet Inc.

WOW!	86573220	5306956	Grocery Outlet Inc.

	86578051	5218984	Grocery Outlet Inc.

	87206798	5372725	Grocery Outlet Inc.